Mercantil doBrasil

TERMO DE TRANSACAO _Quitacao De Dividas

Nº da Proposta
13219555-0

QUADRO I- QUALIFICA9AO DODEVEDOR

Nome: LAKELAND BRASIL S.A

Enderec;o:

CEP: CPF/CNPJ: 04.011.170/0001-22

QUADRO II DiVida Confesada

N° Contrato/N° Cedula	Data do Vencimento	Valor Contratado/Valor da Cedula	Saldo Devedor	Valor do Desconto Concedido
02010570858	29-08-2014	R$350.000,00	R$538.499 ,00	R$230.331,14
12348346613	11-01-2016	R$508.269,57	R$509.953,61	R$218.121,47

Total daDiv1da Confessada (A)	Desconto Concedido (B)	Valor Pago - Em Dinheiro (C)	Valor Pago - Em Dac;ao (D)	Valor Total Pago (E = C + D)
R$1.048.452,61	R$448.452,61	R$600.000,00	R$0,00	R$600.000,00

1. O Banco Mercantil do Brasil S/A, com sede em Belo Horizonte/MG, inscrito no CNPJ sob o N.º 17.184.037/0001-10, neste instrumento denominado simplesmente **BANCO,** e o **DEVEDOR** indicado e qualificado no Quadro I (Fl. 1/2) resolvem de comum acordo, ajustar o presente 'Termo de Transac;:ao - Quita<;ao de Dividas" para o fim de comporem a rela9ao juridica existente entre ambos no que se refere as dfvidas supra descritas e extinguindo o debito identificado no Quadro II - Dfvida Confessada (Fl. 1/2), que se regera nos termos a seguir estabelecidos.

2. O **DEVEDOR,** neste ato, reconhece e confessa dever ao **BANCO** a divida liquida, certa e exigivel mencionada no Quadro II - Divida Confessada.

3. O **DEVEDOR** apresentou uma proposta ao **BANCO** para a composic;ao e quitac;:ao da dfvida confessada pelo valor indicado no Quadro II - Divida Confessada, em seu campo "Valor Total Pago", na forma indicada nos campos "Valor Pago - em Dinheiro" e "Valor Pago - em Dac;:ao".

4. Na hip6tese de parte da presente transa9ao se dar atraves da Da9ao em Pagamento, o **BANCO** e o **DEVEDOR** estabelecerao as condi<;6es mediante a celebrac;ao de instrumento aditivo ao presente Termo .

5. O **BANCO**, considerando as dificuldades financeiras em que se encontra o **DEVEDOR,** com o intuito de prevenir litigios, resolve transigir com o mesmo, aceitando receber o valor proposto na forma referida na Clausula 2 e 3 deste instrumento e abater, do saldo devedor da divida confessada, o valor referido no Quadro II - Divida Confessada, campo "Valor Total Pago", conferindo a respectiva quitac;ao.

E, por se acharem de pleno acordo com o pactuado, firmam o presente em 02 (duas) vias de igual teor perante as testemunhas abaixo

salvador ba 18 de dezembro de 2014

Local e Data

EMERITA MACIEL LOBÃO VIEIRA
1092-B
GERENTE DE NEGÓCIOS

Devedor

Banco Mercantil do Brasil S.A

Testemunha

NOME:

CPF:

Testemunha

NOME:

CPF:

Termo de Transacao - Quitacao de Dividas Nº

MOD. R-010 077 23/12/2009

CONFERENCIA DE ASS INATURAS: